EXHIBIT 10.1

Allstate Life Insurance Company

3075 Sanders Road

Northbrook, IL  60062

Re: Sale Agreement for those Securities listed on Exhibit “A”

Allstate Insurance Company (“Seller”) by this Sale Agreement hereby agrees to sell, assign, transfer and deliver to Allstate Life Insurance Company (“Purchaser”) without recourse on September 10, 2008 (the “Settlement Date”), all of its rights, title and interest in, to and under those certain Securities listed on Schedule “A” attached hereto (collectively, the “Securities”) and all claims (including “claims” as defined in the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), § 101(5)), suits, causes of action, and any other right of Seller, whether known or unknown, against any obligor or issuer, any guarantor of an issuer’s obligations or any of their affiliates, agents, representatives, contractors, advisors, or any other entity that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of Seller against any attorney, accountant, financial advisor, or other entity arising under or in connection with the foregoing, in each case, solely to the extent related to the Securities (collectively, the “Claims”). In this Sale Agreement, an issuer may also be referred to as the “obligor”.

1.                                       In order to induce Purchaser to purchase the Securities, Seller hereby represents and warrants to Purchaser that:

(a)                                  Seller is duly organized and validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation and has the corporate or other power and authority to enter into and perform its obligations under this Sale Agreement and to sell, assign, transfer and deliver to the Purchaser the Securities.

(b)                                 This Sale Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Seller, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(c)                                  Seller is the legal, record and beneficial owner of the Securities. Seller has, and will have as of the Settlement Date, good and valid title to the Securities, free and clear of all liens, claims, security interests, defenses, rights of set-off, options or encumbrances of any kind (“Encumbrances”); and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all Encumbrances, will be transferred to Purchaser. The Securities are not subject to any prior sale, transfer, assignment or participation by Seller or any agreement by Seller to assign, convey, transfer or participate, in whole or in part.

(d)                                 Seller’s execution, delivery, and performance of this Sale Agreement, the sale and delivery of the Securities to be sold hereunder, and consummation of the transactions contemplated hereby will not result in a breach or violation of any provision of (i) Seller’s organizational documents,

(ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to Seller, (iii) any judgment, injunction, decree or determination applicable to Seller or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which Seller may be bound or to which any of the assets of Seller are subject.

(e)                                  Except for those necessary approvals already received by Purchaser, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Seller’s execution, delivery and performance of this Sale Agreement, the sale and delivery of the Securities being sold hereunder, or consummation of the transactions contemplated hereby.

(f)                                    Seller has received no notice and has no actual knowledge that the Securities (i) were not duly authorized, executed, issued and delivered and (ii) do not now constitute valid and legally binding obligations of the obligor enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles).

(g)                                 At the Settlement Date, appropriate Bond Powers evidencing the transfer to Purchaser of the Securities will be executed by a person duly authorized to do so, will be lawfully delivered, and will be valid, binding and enforceable in accordance with the Bond Powers’ terms.

(h)                                 To the best of Seller’s knowledge, there are no conditions or restrictions applicable to the Securities that would prohibit the assignment thereof to you. Seller knows of no reason that would prevent the Securities from being registered in your name or the name of your nominee subject to your providing the Issuer with any documentation required by the transfer agent with respect to the assignment of the Securities to you.

2.                                       In order to induce Seller to sell the Securities, Purchaser hereby makes the following representations and warranties:

(a)                                  Purchaser is duly organized and validly existing and in good standing under the laws and jurisdiction of its formation or incorporation, and has the corporate or other power and authority to purchase and hold the Securities and to enter into and perform its obligations under this Sale Agreement.

(b)                                 This Sale Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Purchaser, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principals.

(c)                                  Purchaser’s execution, delivery, and performance of this Sale Agreement, the purchase of the Securities to be purchased hereunder, and the consummation of the transactions contemplated hereby will not result in a breach of any provision of (i) Purchaser’s organizational documents, (ii) and statute, law, writ, order, rule, or regulation of any governmental authority applicable to Purchaser, (iii) any judgment, injunction, decree or determination applicable to Purchaser, or (iv) any contract, indenture, mortgage, loan agreement, note, lease, or other instrument by which Purchaser may be bound or to which any of the assets of Purchaser are subject.

(d)                                 Except for those necessary approvals already received, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Purchaser’s execution, delivery and performance of this Sale Agreement, the purchase of the Securities being purchased hereunder, or consummation of the transactions contemplated hereby.

(e)                                  Purchaser (i) is a sophisticated entity that is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933 (the “Act”), (ii) is able to bear the economic risk associated with the purchase of the Securities, (iii) has received such information as it deems necessary and appropriate to make an informed decision regarding the purchase of the Securities, (iv) has such knowledge and experience, and has made investment of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investment of the type contemplated in this Sale Agreement.

(f)                                    The Securities are being acquired for Purchaser’s own account without any view to the “distribution” thereof within the meaning of the Act and Purchaser has no intention of distributing or reselling the Securities, or any part thereof, except in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

3.                                       The sale, assignment and transfer of the Securities and the foregoing representations, warranties and agreements of each of Seller and Purchaser shall be deemed made on and at the date of Seller’s transfer of the Securities to Purchaser or its nominee. Purchaser shall have no recourse against Seller, nor shall Seller incur any liability, for any misstatement (whether material or immaterial) or omission (whether negligent or otherwise) of any issuer or any of the other parties to the Securities (other than of Seller to the extent set forth herein).

4.                                       Seller and Purchaser hereby agree that in consideration of the transfer to Purchaser by Seller of the Securities pursuant hereto, Purchaser, upon delivery to Purchaser of the Securities, together with duly authorized Bond Powers as appropriate to effect transfer, will pay to Seller by wire transfer of immediately available funds the amount determined in accordance with the attached Purchase Price Schedule in accordance with the payment wiring instructions set forth on the Purchase Price Schedule (or such other account of Seller as Seller may direct). Settlement will take place pursuant to the following instructions: Seller will cause its clearing bank to deliver the Securities and Bond Powers to the following institution:

ALLSTATE LIFE INSURANCE COMPANY

c/o Citibank, N.A.

333 West 34th Street, 3rd Floor Securities Vault

New York, New York 10001

Attention:  Danny Reyes

For Allstate Life Insurance Company/Safekeeping Account No. 846627

(or such other account of Purchaser as Purchaser may direct)

5.                                       From and after the date hereof, each of Purchaser and Seller covenants and agrees to execute and deliver all such agreements, instruments and documents and to take all such further actions as the other party may reasonably request from time to time (at the requesting party’s expense) to carry out the intent and purposes and to consummate the transactions contemplated hereby and to fully effect the transfer of the Securities to Purchaser.

6.                                       If at any time after the closing of the transactions contemplated hereby, Seller receives any payment or other distributions of cash (including principal, interest, or premium), notes, securities, or other property (including collateral) or proceeds under or in respect of the Securities (a “Distribution”), Seller shall (i) accept and hold the Distribution for the account and sole benefit of Purchaser, (ii) have no equitable or beneficial interest in the Distribution, and (iii) promptly deliver the Distribution to Purchaser in accordance with the wiring instructions set forth below (free of any withholding, setoff, recoupment, or deduction of any kind except as required by law).

7.                                       Both parties shall maintain the confidentiality of the terms of this transaction unless otherwise required by law or regulatory authority (including, without limitation, the National Association of Insurance Commissioners), except that the parties may disclose the terms of the transaction to respective attorneys, accountants, and other advisors.

8.                                       The respective agreements, representations, warranties and other statements of Seller and Purchaser set forth in or made pursuant to this Sale Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Purchaser or Seller or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder.

9.                                       This Sale Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS SALE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SALE AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

10.                                 This Sale Agreement will inure to the benefit of and be binding upon the parties hereto, and in each case their respective successors, and no other person will have any right or obligation hereunder.

11.                                 The invalidity or unenforceability of any section, paragraph or provision of this Sale Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Sale Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made changes (and only such changes) as are necessary to make it valid and enforceable.

12.                                 This Sale Agreement constitutes the entire agreement of the parties to this Sale Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Sale Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Sale Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

Allstate Insurance Company

		By:	/s/ Breege Farrell
		Name:	Breege Farrell
		Title:	Authorized Signatory

		By:	/s/ Patricia Wilson
		Name:	Patricia Wilson
		Title:	Authorized Signatory

Accepted and Agreed this 10th day of September, 2008.

Allstate Life Insurance Company

By:	/s/ David A. Walsh
Name:	David A. Walsh
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

Purchase Price Schedule

Seller’s Wiring Instructions

Bank:	Citibank
ABA#:	021000089
Account Name:	Allstate Insurance Company Collection Account
Account#:	30546979

The Purchase Price for each respective security listed on Schedule “A” shall be the “Evaluated Bid” price at the end of day market close on the day before Settlement, as furnished (absent manifest error) to the parties hereto by Interactive Data Pricing and Reference Data, Inc., plus accrued interest to, but not including, the Settlement Date.

Exhibit A

								Par Value as of		Fair Value as of
DEPT	Acct/Book	CUSIP	Description	Maturity Date	Coupon Rate	NAIC Rating	Schedule	9/10/2008	Price	9/10/2008
PP	Asset Type >> CORPUSPVT	018581A*9	ALLIANCE DATA SYSTEMS CORP. SR UNSEC. NOTES 3-YR	5/16/2009	6.00	2	Schedule D	10,000,000	99.8852	9,988,517
PP	Asset Type >> CORPFRNPVT	09951#AE6	BORAL LTD/BORAL USA GTD SR NTS	5/9/2015	5.42	2	Schedule D	5,000,000	88.3153	4,415,764
PP	Asset Type >> CORPUSPVT	115236A*2	BROWN & BROWN INC SER. A SR NTS	9/15/2011	5.57	2	Schedule D	5,000,000	97.8210	4,891,049
PP	Asset Type >> CORPUSPVT	12811#AA8	CALAMOS HOLDINGS 5.24% SR NTS	4/29/2011	5.24	2	Schedule D	5,000,000	96.8463	4,842,314
PF	Asset Type >> CORPUSPVT	14155#AA8	CARDINALS BALLPARK LLC SR SECD NTS	9/30/2027	5.72	1	Schedule D	4,637,661	97.4336	4,518,639
PP	Asset Type >> CORPUSPVT	151895B*9	CENTERPOINT PROPERTIES TR. SER B	6/15/2013	6.16	2	Schedule D	5,000,000	96.0417	4,802,087
PP	Asset Type >> CORPUSPVT	18055#AC6	CLARION LION PROPERTIES FUND HOLD. SER C SR NTS	8/23/2015	5.22	1	Schedule D	5,000,000	91.3680	4,568,400
PF	Asset Type >> CORPUSPVT	23307*AC6	DC ARENA LP	11/30/2023	6.56	2	Schedule D	5,000,000	94.8176	4,740,882
PP	Asset Type >> CORPUSPVT	251526E*6	FINANCIAL FEDERAL CREDIT INC. / DB PERFORMANCE-LINKED NOTE 5-YEAR	5/17/2011	3.33	1	Schedule D	5,000,000	92.9470	4,647,350
PP	Asset Type >> CORPUSPVT	252737AB7	GENERAL ELECTRIC CAPITAL CORP. / DIAMOND SENIOR LIVING LLC SR UNSEC GTD NTS	9/12/2011	5.40	1	Schedule D	5,000,000	101.6342	5,081,710
PP	Asset Type >> CORPUSPVT	31746*BD5	FINANCIAL FEDERAL CREDIT SER A SR NTS	5/2/2010	4.98	2	Schedule D	5,000,000	97.4563	4,872,816
PP	Asset Type >> CORPUSPVT	34640#AA9	FORMOSA UTILITY VENTURE SR SECD NTS	10/15/2018	7.20	2	Schedule D	8,000,000	103.3923	8,271,384
PP	Asset Type >> CORPUSPVT	36849#AA3	SHELL CHEMICAL LP/GEISMAR TR 5.83% SEC. NTS	1/2/2020	5.83	1	Schedule D	4,574,120	100.8416	4,612,615
PP	Asset Type >> CORPUSPVT	42726#AA9	HERITAGE OPERATING SENIOR NOTES	6/30/2011	8.55	2	Schedule D	600,000	105.7000	634,200
PP	Asset Type >> CORPUSPVT	44440*AC0	RAYTHEON/HUGHES AIR/AURORA IRE - SB	9/30/2012	10.36	2	Schedule D	856,377	107.5996	921,458
PP	Asset Type >> CORPUSPVT	497266A@5	KIRBY CORP FLOAT RATE NTS	2/28/2013	3.15	2	Schedule D	5,000,000	93.4460	4,672,300
PF	Asset Type >> CORPUSPVT	521615AA2	LEA POWER PARTNERS 2033	6/15/2033	6.60	2FE	Schedule D	5,000,000	87.6218	4,381,090
PP	Asset Type >> CORPFRNPVT	52605#AA4	LEND LEASE (US) CAPITAL INC. SER A GTD SR NTS	10/12/2012	5.49	2FE	Schedule D	7,000,000	89.9892	6,299,241
PP	Asset Type >> CORPUSPVT	54600@AL3	LOUIS DREYFUS CORP SR UNSEC NTS SER. A	12/17/2009	5.10	2	Schedule D	7,000,000	98.7668	6,913,678
PP	Asset Type >> CORPUSPVT	58505@AA4	MEDTRONIC INC. (UNITED STATES) 2013	2/15/2013	5.60	1	Schedule D	3,030,414	101.8551	3,086,633
PP	Asset Type >> CORPUSPVT	58506@AA3	MEDTRONIC INC. (UNITED STATES) 2012	12/30/2012	5.60	1	Schedule D	3,183,169	101.8529	3,242,150
PP	Asset Type >> CORPUSPVT	597334A@0	AETNA/MIDDLETOWN CTL	7/14/2010	4.04	1	Schedule D	2,123,218	97.9222	2,079,102
PP	Asset Type >> CORPUSPVT	63250@AC7	NATIONAL AMUSEMENTS INC. SER B SR NTS DUE 2010	12/19/2010	5.07	2	Schedule D	10,000,000	97.0605	9,706,046
PP	Asset Type >> CORPUSPVT	65473QA*4	NISOURCE FINANCE CORP. 5.21% SERIES A SR NTS	11/28/2012	5.21	2	Schedule D	15,000,000	95.5619	14,334,283

1

								Par Value as of		Fair Value as of
DEPT	Acct/Book	CUSIP	Description	Maturity Date	Coupon Rate	NAIC Rating	Schedule	9/10/2008	Price	9/10/2008
PP	Asset Type >> CORPUSPVT	74986@AD3	RREEF AMERICA REIT II SER. A SR NTS	6/13/2015	5.06	1	Schedule D	5,000,000	90.8320	4,541,601
PP	Asset Type >> CORPUSPVT	758750A@2	REGAL-BELOIT CORP. SENIOR NOTES SERIES B	8/23/2017	3.34	2	Schedule D	7,000,000	88.5040	6,195,280
PP	Asset Type >> CORPUSPVT	758932G@0	REGIS CORP FLOAT. RATE SER 2005-B TRANCHE 1	3/31/2013	3.32	3	Schedule D	10,000,000	87.2590	8,725,900
PP	Asset Type >> CORPFRNPVT	759470A@6	RELIANCE INDUSTRIES LTD (INDIA) SERIES B	9/18/2018	6.61	2	Schedule D	10,000,000	94.6101	9,461,014
PP	Asset Type >> CORPUSPVT	78402*AA8	PPG INDUSTRIES / SC LEASING LLC SR SECD GTD NTS 5.20% DUE 2022	12/31/2022	5.20	1	Schedule D	3,141,206	97.2347	3,054,342
PP	Asset Type >> CORPUSPVT	79603#AL5	SAMSON INV CO FLOAT RATE SER 2005-C	5/24/2012	2.91	2	Schedule D	7,000,000	93.2430	6,527,010
PP	Asset Type >> CORPUSPVT	84861#AA6	SPIRITS OF ST. LOUIS BASKETBALL CLUB	12/31/2021	6.09	2	Schedule D	4,121,002	96.9191	3,994,037
PP	Asset Type >> CORPUSPVT	87305QBU4	TTX COMPANY SR UNSECD NTS	6/1/2014	5.63	2FE	Schedule D	10,000,000	99.6427	9,964,272
PF	Asset Type >> CORPUSPVT	88031VAA7	TENASKA GATEWAY	12/31/2023	6.05	2FE	Schedule D	14,398,564	97.6440	14,059,334
PP	Asset Type >> CORPUSPVT	90781#AC6	UNION PACIFIC RAILROAD LEASE-BACKED NOTES 2007-2	7/30/2012	5.51	1	Schedule D	1,131,209	100.7091	1,139,230
PP	Asset Type >> CORPUSPVT	908594AB0	UNION TANK CAR SR UNSEC. NTS DUE 2019	6/1/2019	5.64	1	Schedule D	10,000,000	102.1150	10,211,500
PP	Asset Type >> CORPUSPVT	908594AC8	UNION TANK CAR CO. SR NTS	5/15/2020	4.71	1	Schedule D	5,000,000	95.9928	4,799,641
PP	Asset Type >> CORPUSPVT	92203#AK4	VANGUARD GROUP INC SR SECD NTS SER I	9/1/2009	7.67	1	Schedule D	5,000,000	101.0510	5,052,552
PP	Asset Type >> CORPFRNPVT	955306A*6	WEST PHARMACEUTICAL SRVS FLOAT. SER A SR NTS	7/28/2012	3.71	2	Schedule D	5,000,000	94.4525	4,722,625
PP	Asset Type >> CORPFRNPVT	98259@AA8	WURTH GROUP OF NORTH AMERICA GTD SR NTS	9/23/2011	5.06	1	Schedule D	5,250,000	99.8783	5,243,610
PP	Asset Type >> CORPZEROPVT	C1466#AA6	CANADIAN PACIFIC RAILWAY SR SECD NTS	3/3/2024	5.41	2	Schedule D	6,315,708	91.1398	5,756,126
PP	Asset Type >> CORPFRNPVT	C8854*AA5	FREEMAN DECORATING CO. SER A SR NTS	6/28/2011	5.75	2	Schedule D	5,000,000	99.5316	4,976,578
PP	Asset Type >> CORPFRNPVT	D2736#AB5	FRITZ DRAXLMAIER GMBH & CO SER B SR NTS	4/7/2009	4.74	3	Schedule D	5,000,000	98.2510	4,912,548
PP	Asset Type >> CORPFRNPVT	G2978#AC7	ELECTRICITY SUPPLY BOARD SER. C DUE 2015	12/15/2015	5.19	1	Schedule D	13,000,000	97.1362	12,627,709
PP	Asset Type >> CORPFRNPVT	G2978#AD5	ELECTRICITY SUPPLY BOARD SER D DUE 2018	12/15/2018	5.39	1	Schedule D	7,000,000	94.0341	6,582,390
PP	Asset Type >> CORPFRNPVT	G4859#AB9	ICAP PLC (UK) SER B GTD SUB NTS	6/28/2015	5.84	2	Schedule D	5,000,000	91.5743	4,578,716
PP	Asset Type >> CORPFRNPVT	G5924#AA9	PRICEWATERHOUSECOOPERS LLP/LIFEGUARD SYNDICATED FIN LTD FIVE YR TERM LOAN	7/25/2011	3.68	1	Schedule D	5,000,000	97.3110	4,865,550
PP	Asset Type >> CORPFRNPVT	G7943#AA2	BOEING (SEA LAUNCH) FLOAT RATE GTD SR NTS	7/12/2015	3.24	1	Schedule D	5,000,000	93.5305	4,676,525
PP	Asset Type >> CORPFRNPVT	G9881#AA2	YULE CATTO 7.66% SR. NTS. DUE 9/08/2010	9/8/2010	7.66	3	Schedule D	3,333,333	99.2870	3,309,566

2

								Par Value as of		Fair Value as of
DEPT	Acct/Book	CUSIP	Description	Maturity Date	Coupon Rate	NAIC Rating	Schedule	9/10/2008	Price	9/10/2008
PP	Asset Type >> CORPFRNPVT	L6466#AA5	MONDADORI INT’L S.A. DUE 2013	12/18/2013	5.42	2	Schedule D	10,000,000	90.4047	9,040,472
PP	Asset Type >> CORPFRNPVT	L6466#AB3	MONDADORI INT’L S.A. DUE 2015	12/18/2015	5.57	2	Schedule D	5,000,000	86.9794	4,348,972
PP	Asset Type >> CORPFRNPVT	N7660#AE7	SHV NEDERLAND B.V. SER. A GTD SR NTS	6/28/2009	5.17	2	Schedule D	1,000,000	99.5726	995,726
PP	Asset Type >> CORPFRNPVT	N7660#AF4	SHV NEDERLAND B.V. SER. B GTD. SR. NTS	6/28/2011	5.68	2	Schedule D	5,000,000	100.5407	5,027,037
PP	Asset Type >> CORPFRNPVT	N7660#AG2	SHV NEDERLAND B.V. SER. C GTD. SR. NTS	6/28/2014	6.19	2	Schedule D	1,000,000	101.9086	1,019,086
PP	Asset Type >> CORPFRNPVT	N7891#AE8	SEMPRA COMMODITIES CREDIT LINKED NOTES	5/5/2009	3.38	2	Schedule D	5,000,000	99.2055	4,960,275
PP	Asset Type >> CORPUSPUB	N9684*AA7	WURTH FINANCE INTL BV GTD SR NTS	9/23/2011	5.06	1	Schedule D	1,750,000	99.8783	1,747,870
PP	Asset Type >> CORPCDAPVT	Q2759#AJ6	CONSOLIDATED PRESS (FINANCE) LIMITED 2012	4/29/2012	4.93	2	Schedule D	5,000,000	94.6022	4,730,112
PP	Asset Type >> CORPZEROPVT	Q8815#AA4	TABCORP HOLDINGS LTD (AUSTRALIA) SER A GTD SR NTS	12/21/2014	5.27	2	Schedule D	1,666,667	96.1241	1,602,068
PP	Asset Type >> CORPZEROPVT	Q8815#AB2	TABCORP HOLDINGS LTD (AUSTRALIA) SER B GTD SR NTS	12/21/2016	5.42	2	Schedule D	3,333,333	92.8892	3,096,308
PF	Asset Type >> CORPFRNPVT	Q9194#AB1	TRANSURBAN FINANCE CO. SER. 2004-1 TR. B SR NTS	12/7/2016	5.17	1FE	Schedule D	2,500,000	91.1746	2,279,365
PP	Asset Type >> CORPZEROPVT	W7468#AD3	SANDVIK AB UNSECURED NOTES 12 YEAR	6/28/2019	6.10	1	Schedule D	10,000,000	98.3776	9,837,761

								338,945,981		325,186,416

3